UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

September 3, 2010

UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25917	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama	36504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(251) 446-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 3, 2010, as part of the Community Development Capital Initiative (“CDCI”) established by the United States Department of the Treasury (the “Treasury”), United Bancorporation of Alabama, Inc. (the “Company”) entered into a Letter Agreement (including the Exchange Agreement - Standard Terms incorporated by reference therein, the “Exchange Agreement”) with the Treasury pursuant to which the Company agreed to exchange 10,300 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Shares”), issued to the Treasury on December 23, 2008 pursuant to the Company’s participation in the Treasury’s Troubled Asset Relief Program Capital Purchase Program (“CPP”), for 10,300 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (“Series B Preferred Shares”) (the “Exchange Transaction”).

Participation in the CDCI is limited to financial institutions certified by the Treasury’s Community Development Financial Institution Fund (the “Fund”) as a Community Development Financial Institution (“CDFI”).  The Fund has certified the Company and its wholly-owned subsidiary, United Bank, as CDFIs, which means, among other requirements, that the Fund has determined both entities have a primary mission of promoting community development.

The Exchange Transaction closed on September 3, 2010 (the “Closing Date”).  The Series B Preferred Shares were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  Under the terms of the Exchange Agreement, the Company has agreed to register the Series B Preferred Shares if requested by the Treasury.  In addition, the Series B Preferred Shares may be required to be listed on a national exchange if requested by the Treasury.

The Series B Preferred Shares will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 2% per annum through 2018 and 9% per annum thereafter.  The Series A Preferred Shares paid cumulative dividends at a rate of 5% per annum through 2013 and 9% per annum thereafter.  As a result of the Exchange Transaction, dividend payments to Treasury will be reduced from $515,000 to $453,200 for the 2010 fiscal year and by $309,000 to $206,000 annually in fiscal years 2011 and 2012.  Although the lower dividend payment rate on the Series B Preferred Shares will also result in a corresponding increase to earnings available to common shareholders, the Company does not presently intend to declare cash dividends on common stock.

The preferences, rights, qualifications, limitations and restrictions contained in the Certificate of Designations establishing the Series B Preferred Shares are substantially similar to the Series A Preferred Shares with the exception of the dividend rate and term.  See the Company’s Form 8-K dated December 29, 2008 for a description of the Series A Preferred Shares.  As was the case with the CPP, the Exchange Agreement provides that:

•           The Company take all necessary action to ensure that its benefit plans comply with Section 111 of Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by any guidance, rule or regulation thereunder (collectively, the “Compensation Regulations”).

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•           Each of the “Senior Executive Officers,” being Messrs. Robert R. Jones, III, Allen O. Jones, Jr., Thomas M. Rogers, Russell K. Banks and Wayne R. Briske, execute a waiver voluntarily waiving any claim against the Treasury or the Company for any changes to compensation or benefits arrangements that are required to comply with EESA or any Compensation Regulations and acknowledging that such regulations may require modification of the compensation, bonus, incentive, and other benefit plans, arrangements, and policies and agreements (including so-called “golden parachute” and bonus agreements) as they relate to the period the Treasury holds any investment in the Company acquired through the CDCI.  The Company previously effected changes to its benefit plans necessary to comply with the EESA and the Compensation Regulations.

• The Exchange Agreement may be amended unilaterally by the Treasury to the extent required to comply with any changes in applicable federal statutes, rules and regulations, and any other publications or interpretative releases of the Fund.

Copies of the Letter Agreement (including the Exchange Agreement) and the corresponding form of Certificate for the Series B Preferred Shares, the Certificate of Designations establishing the terms of the Series B Preferred Shares, and the form of waiver executed by the Senior Executive Officers are included as exhibits to this Form 8-K and are incorporated by reference into these Items 1.01, 3.02, 3.03, 5.02 and 5.03. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

           The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification of the Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2010, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations to designate the Series B Preferred Shares and to specify the preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Shares. A copy of that Certificate of Designations is included as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 5.03.

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Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

3.1	Certificate of Designations for Series B Preferred Shares

4.1	Form of Certificate for the Series B Preferred Shares

10.1	Letter Agreement, dated September 3, 2010, including the Exchange Agreement – Standard Terms, incorporated by reference therein, between the Company and the United States Department of the Treasury.

10.2	Form of Waiver of Senior Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.

Date: September 8, 2010	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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